Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), executed on this ___ day of August, 2009, is made and entered into by and between Ethos Environmental, Inc., a Nevada corporation, with its principal executive offices located at 6800 Gateway Park Drive San Diego, California  92154 (the “Company”), and ________________________________ (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement; and,

WHEREAS, the Purchaser desires to purchase and the Company desires to issue and sell to the Purchaser, in each case upon the terms and subject to the conditions set forth in this Agreement: (i) 10% convertible promissory note of the Company in the aggregate principal amount of one hundred thousand dollars ($100,000) (a “Note”), and (ii) common stock purchase warrants to purchase shares of the Company’s par value $.0001 common stock (a “Warrant” or the “Warrants”).

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Company and the Purchaser hereby agree as follows:

1.

Purchase and Sale of Units.

(a)

Sale and Issuance of Units.  Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing (as defined below), and upon payment of the Purchase Price (as defined below), the Company agrees to sell and issue to the Purchaser each of the following (a “Unit”). The Unit shall consist of the following:

(i)

a convertible promissory note in substantially the form attached to this Agreement as Exhibit A (the “Note”), with a term of two year, which may be convertible into common stock of the Company on the terms stated therein;

(ii)

a common stock purchase warrant, in the form of Exhibit B (the “Warrant”), for the right to purchase that number of shares of Company Common Stock equal to 100,000 shares, which shall be exercisable immediately and have a three year term of exercise at an exercise price of $0.30 per share; and,

(iii)

an incentive bonus allotment of shares of the Company’s common stock as fully set forth in the Note (the “Incentive Shares”).

 (b)

Form of Payment.  On the Closing Date: (i) the Purchaser shall pay the Purchase Price (as hereinafter defined) for the Unit at the Closing (as defined below) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, and (ii) the Company shall deliver such Notes and Warrants duly executed on behalf of the Company, to such Purchaser, against delivery of such Purchase Price.

(c)

Closing Date.  Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Notes and the Warrants pursuant to this Agreement (the “Closing Date”) shall be 10:00 a.m., Pacific time, on the date first written above, or such other mutually agreed upon time.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties and may be undertaken remotely by facsimile or other electronic transmission.

(d)

Separate Agreements and Sales.  The Company’s agreements with the Purchaser are separate agreements.

(e)

Purchase Price.   The Purchase Price for the Unit is $100,000.00 (the “Purchase Price”).

2.

Representations and Warranties of the Purchaser.  The Purchaser represents and warrants to the Company that:

(a)

Investment Purpose.  As of the date hereof, the Purchaser is purchasing the Notes and the Warrants and the shares of Common Stock issuable upon exercise thereof (the “Warrant Shares” and, collectively the Notes,  Warrants, and Bonus Shares the “Securities”) for its own account and not with a view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b)

Accredited Investor Status.  The Purchaser is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an “Accredited Investor”), and Purchaser has completed the “Investor Questionnaire” as attached hereto as Annex B.

(c)

Reliance on Exemptions.  The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(d)

Information.  The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors.  The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing representations, neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below.

(e)

No Governmental Review.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)

Transfer or Resale.  The Purchaser understands that:

(i)

the sale or resale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless:

(A)

the Securities are sold pursuant to an effective registration statement under the Securities Act,

(B)

the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration,

(C)

the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor,

(D)

the Securities are sold pursuant to Rule 144, or

(E)

the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”),

and, in each case, the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company;

 (ii)

neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

 (g)

Legends.  The Purchaser understands that the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended.  The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws: (i) such Security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold or (ii) such holder provides the Company with a reasonable and customary opinion of counsel to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act.  The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(h)

Authorization; Enforcement.  Each  document to which the Purchaser is a party: (i) has been duly and validly authorized, (ii) has been duly executed and delivered on behalf of the Purchaser, and (iii) will constitute, upon execution and delivery by the Purchaser thereof and the Company, the valid and binding agreements of the Purchaser enforceable in accordance with their terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

(i)

Residency.  The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

3.

Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchaser as of the date hereof (unless the context specifically indicates otherwise) that:

(a)

Organization and Qualification.  The Company is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

(b)

Authorization.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Units, and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the Closing.  This Agreement when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)

SEC Documents; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”).  The SEC Documents are in the form available to the public via the SEC’s EDGAR system.

(d)

No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Securities being offered hereby.

(e)

Finder’s Fee.  The Company  may pay, where applicable, a reasonable finder's fee (the “Fee”), not to exceed 10% of the Purchase Price.

4.

Covenants.  In addition to the other agreements and covenants set forth herein, the applicable parties hereto hereby covenant as follows:

(a)

Stop Orders.  The Company will advise the Purchaser promptly after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of the Securities, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b)

Form D; Blue Sky Laws.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

(c)

Authorization and Reservation of Shares.  The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Notes and Warrants and issuance of the Warrant Shares in connection therewith (based on the Exercise Price of the Warrants in effect from time to time) and as otherwise required by the Notes (collectively, the “Reserved Amount”).  The Company shall not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants.  If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 4(d), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the shares of the Company’s officer’s and directors in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount.  The Company shall use its best efforts to obtain such stockholder approval within thirty (30) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved Shares.

(d)

Corporate Existence.  So long as a Purchaser beneficially owns any Notes or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction: (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly-traded corporation whose Common Stock is listed for trading on the OTCBB, Nasdaq National Market, Nasdaq Capital Market, American Stock Exchange or New York Stock Exchange.

5.

Conditions to the Company’s Obligation to Sell.  The obligation of the Company hereunder to issue and sell the Notes and Warrants to a Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)

The applicable Purchaser shall have executed this Agreement, and delivered the same to the Company.

(b)

The applicable Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

(c)

The representations and warranties of the applicable Purchaser shall be true and correct in all material respects, and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

(d)

No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.

Conditions to the Purchaser’s Obligation to Purchase.  The obligation of the Purchaser hereunder to purchase the Notes and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion:

(a)

to such Purchaser duly executed Notes (in such denominations as the Purchaser shall request) and Warrants in accordance with Section 1(b) above.

(b)

The representations and warranties of the Company shall be true and correct in all material respects, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. (c)  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.

Governing Law; Jurisdiction.  This agreement shall be enforced, governed by and construed in accordance with the laws of the state of California applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflicts of law.

 8.

Miscellaneous.

(a)

Counterparts; Signatures by Facsimile.  This Agreement may be executed in one or more counterparts (with the Purchaser executing the counterpart in the form of Annex A hereto.  Each of such counterparts shall be deemed an original, and all of which shall, when taken together, constitute one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party (including in the manner described above), may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(b)

Headings.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(c)

Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(d)

Entire Agreement; Amendments.  This Agreement, the other Transaction Documents and the instruments, documents and schedules referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and a majority in interest of the Purchaser.

(e)

Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission, with printed confirmation of receipt, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

Ethos Environmental, Inc.

6800 Gateway Park Drive

San Diego, Ca 92154

Attention: Mr. Corey Schlossmann, Chairman and CEO

Telephone: 619-575-6800

Facsimile:  619.575.9300

If to a Purchaser:

To the address and fax number set forth immediately below such Purchaser’s name on the counterpart signature pages hereto.

Each party shall provide notice to the other party of any change in address, telephone or facsimile number.

(f)

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.  Notwithstanding the foregoing, but subject to the provisions of Section 2(f) hereof, any Purchaser may, without the consent of the Company, assign its rights hereunder to any person that purchases Securities in a private transaction from a Purchaser or to any of its “affiliates,” as that term is defined under the Exchange Act.

(g)

Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h)

Survival; Indemnification; Limitation on Liability.

(i)

The representations and warranties of the Purchaser and the Company set forth in Sections 2 and 3 hereof shall survive for 18 months following the Closing Date notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser or the Company, as applicable. The agreements and covenants of the Company set forth in Section 4 shall survive for so long as any Purchaser beneficially owns any Securities.

(ii)

The Company agrees to indemnify and hold harmless the Purchaser and all of their respective officers, directors, employees, agents and representative from and against any and all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature (“Losses”), incurred by or imposed upon any such party arising as a result of or related to any actual or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(iii)

The Purchaser agrees, severally but not jointly, to indemnify and hold harmless the Company and its officers, directors, employees and agents for Losses arising arising as a result of or related to any actual or alleged breach any breach by such Purchaser of any of its representations or warranties set forth in Section 2 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(i)

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

ETHOS ENVIRONMENTAL, INC.

By: ________________________________

       Name: Corey P. Schlossmann

       Title: CEO

PURCHASER:

The Purchaser executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Annex A

Securities Purchase Agreement

Purchaser Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _____________________________________________________________

Signature of Authorized Signatory of Purchaser: ______________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ______________________________________________________

Fax Number of Purchaser: ________________________________________________________

Address for Notice of Purchaser:

______________________________________________________________________________

______________________________________________________________________________

Address for Delivery of Securities for Purchaser (if not same as above):

______________________________________________________________________________

______________________________________________________________________________

Subscription Amount: $______________________________________

Number of Units Purchased: __________________________________

Principal Amount of Note:  $__________________________________

Warrant Shares: ____________________________________________

Annex B

 PURCHASER QUALIFICATION QUESTIONNAIRE

(Confidential)

ETHOS ENVIRONMENTAL, INC.

A NEVADA CORPORATION

This Questionnaire is being given to each individual who has expressed an interest in purchasing Shares and becoming a security-holder in the Company.  The proposed sale of the Units is a “Private Placement” proposed to be effective without registration under the Securities Act of 1933 (the “Act”) on the basis of the exemption set forth in section 4(2) of the Act and the standards imposed by Regulation D promulgated by the Securities and Exchange Commission under the Act.

The purpose of this Questionnaire is to assure the Company, that the proposed Purchaser meets the standards imposed for application of that exemption including, but not limited to, whether the proposed Purchaser qualifies as an “accredited investor” as defined in rule 501 under the Act.  Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire you agree that the Company may present this Questionnaire to such parties as they deem appropriate if called upon under the law to establish the availability under the Act of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound.  The undersigned realizes that this Questionnaire does not constitute an offer by the Company or any sales agent to sell Shares but is a request for information.

Please print your response to each question, and where the answer to any question is “none” or “not applicable”, please so state.

Please complete and return this Questionnaire to:

Ethos Environmental, Inc.

6800 Gateway Park Drive

San Diego, Ca 92154

Attention: Mr. Corey P. Schlossmann, Chairman and CEO

Telephone: 619.575.6800

Facsimile:  619.575.9300

If you are in doubt as to the meaning or implication of any of the terminology used in the Questionnaire, or as to the significance of any particular question, please call the telephone number above.

PURCHASER QUALIFICATION QUESTIONNAIRE

(Confidential)

ETHOS ENVIRONMENTAL, INC.

A NEVADA CORPORATION

Name:	Marital Status:
Social Security No.	Profession:

Check preferred mailing address

Residence:

Phone:

Business:

Phone:

CAPACITY:

1.

Are you acting as an individual purchasing the Units for your own personal account?

☐Yes

☐No     (If Yes Then Skip to #8)

2.

If you are not acting as an individual purchasing for your own personal account, please specify the capacity in which you are acting (e.g. agent, trustee, partner, corporate officer, joint tenant or tenant in common).

3.

If you represent an entity, when was the entity formed?  (Please provide the filing date of the articles of incorporation, trust formation date or the agreement or certificate of partnership, where applicable).

4.

In what state, territory, possession or foreign country was the entity formed?

5.

If you represent an entity such as a corporation, partnership, trust, association, Joint Stock Company or other incorporated association, was such entity organized for the purpose of acquiring the Units?

☐Yes

☐No   (If No Then Skip to #8)

6.

If the answer to question (5) is yes, please list in the space provided below the names, addresses and telephone numbers of each beneficial owner of the entity and supply the information requested in the remaining questions below with respect to each beneficial owner of the entity. You may have each such beneficial owner complete and sign a photocopy of this form.

Name	Address	City State Zip	Telephone

7.

If you are not purchasing as an individual, then are you any one of the following?

a.

Any of the following institutions: bank (whether acting in its individual or fiduciary capacity); insurance company; registered investment company or business development company; licensed Small Business Investment Company; an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, if the investment decision is made by a “plan fiduciary” which is either a bank, insurance company or investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000;

☐Yes

☐No

b.

Any private business development company as defined in the Investment Advisors Act of 1940;

☐Yes

☐No

c.

Any tax-exempt organization described in section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000.

☐Yes

☐No

8.

Individual gross income for most two most recent tax years:

Year: _________

Income: $_______________

Year: ________

Income: $_______________

Joint income, with spouse, for two most recent tax years:

Year: _________

Income: $_______________

Year: ________

Income: $_______________

9.

Estimated gross income, individual or combined with spouse, for current tax year:

$_____________________

10.

Will your individual net worth, independently or jointly with your spouse, exceed $1,000,000 at the time of purchase?

☐Yes

☐No

11.

Are you a director or executive officer of Ethos Environmental, Inc.?

☐Yes

☐No

12.

Indicate the company employing you and, if less than five years please list previous business activity or other employment during the last five years.

Employer	Date Employed	Your Title

13.

Please circle the highest level of education you have achieved.

Elementary	High School	College/Graduate Level	Degrees
1 2 3 4 5 6 7 8	1 2 3 4	1 2 3 4 /1 2 3

15.

Has your business activity and/or employment experiences or other positions previously or currently held by you provided you with sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of this proposed investment?

☐Yes

☐No

14.

Have you previously purchased securities, which were sold in reliance on the private offering exemption from registration under the Securities Act of 1933, or invested in limited partnerships or tax shelters?

☐Yes

☐No

15.

Please indicate the nature and extent of your present holdings in limited partnerships or other private investment vehicles:

Number of investments:
Total Dollar Value:	Over $20,000
Over $50,000
Over $100,000
Over $200,000
No investments

16.

Indicate tax shelter investments, if any, to date:

17.

In making the investments listed in answers 16 and 17, have you relied on the advice of a Purchaser Representative (e.g. lawyer, accountant, investment advisor)?

☐Yes

☐No

If yes, please indicate the name, address and telephone number of your Purchaser Representative and the respective investments for which they give advice.

Name:
Address:
Telephone Number:
Investment:

18.

Does the above-named investment advisor have such knowledge and experience in financial and business matters that he, she or they are capable of evaluating the merits and risks of an investment in the Company?

☐Yes

☐No

20.

Please indicate how long you have dealt with each advisor professionally and the attributes, which qualify them to knowledgeably evaluate the merits and risks of this investment.  (education, accounting certificates, SEC registration, etc.).

21.

If in connection with the proposed investment, you will receive advice from bankers, lawyers, accountants, investment advisors, or other persons please give the following information with respect to such person or persons:

☐Yes

☐No

Name	Profession	Address	Telephone	Contact ?
☐Yes ☐No
☐Yes ☐No
☐Yes ☐No

22.

Can you bear the economic risks in and afford a complete loss of any investment you may make by virtue of an investment in the Company and can you afford to hold any investment therein for an indefinite period?

☐Yes

☐No

23.

Do you understand the nature of this particular investment in the Company and the risks associated with such an investment?

☐Yes

☐No

24.  Are you purchasing these securities for investment and not with the intent to resell them?

☐Yes

☐No

25.

In making your investment decision you have relied on your own examination of the company and the terms of the Offering, including the merits and risks involved and acknowledge that the Units have not been recommended by any federal or state securities commission or regulatory authority or any securities commission of any other country.

☐Yes

☐No

PURCHASER ACKNOWLEDGMENT

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company as follows:

1)

The answers contained in the Questionnaire are complete and correct and may be relied upon by the Company in determining whether this offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act of 1933, pursuant to Rule 506 or otherwise;

2)

I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the investment;

3)

I personally have knowledge and experience in financial and business matters, either alone or together with my professional advisors, to be capable of evaluating the merits and risks of my investment in the Company.

IN WITNESS WHEREOF, I have executed this Questionnaire this _______ day of ____________, 2009.

______________________________

(signature)

______________________________

(print name)

Exhibit A

Form of Convertible Note

Exhibit B

Form of Warrant